SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT


                  Pursuant to Section 13 of 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 25, 1998

               CATERPILLAR FINANCIAL ASSET TRUST 1997-B
          (Exact name of Registrant as specified in charter)

                               Delaware
                      (State or other jurisdiction
                           of incorporation)

333-24373-01
(Commission File Number)                       (IRS Employer I.D. No.)

c/o Caterpillar Financial Funding Corporation
2950 East Flamingo Rd., Suite E-4, Las Vegas, NV         89121
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:      (702)735-2514


Item 7.  Financial Statements, and Exhibits
  (c)     Exhibits
          Exhibit
          Number         Description
          99.1           Statement to Certificate Holders
          99.2           Statement to Note Holders
          99.3           Servicer's Certificate

                              SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    CATERPILLAR FINANCIAL ASSET TRUST 1997-B
                    By: CATERPILLAR FINANCIAL SERVICES CORPORATION
                    (Servicer)


                         By: /s/ Edward J. Scott
                             Edward J. Scott, Treasurer


DATE: March 31, 1998
                             EXHIBIT INDEX

Exhibit
Number                   Description              Page
99.1      Statement to Certificate Holders          4
99.2      Statement to Note Holders                 6
99.3      Servicer's Certificate                    8